Supplemental Information
for the Quarter Ended December 31, 2014

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio at the end of the quarter consisted of 36 geographically diverse enclosed malls, encompassing over 25.5 million square feet in 23 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Benjamin Schall	Chief Operating Officer
Brian Harper	Executive Vice President, Leasing
Susan Elman	Executive Vice President, General Counsel
John Wain	Chief Financial Officer
Michael Grant	Chief Accounting Officer
Timothy Salvemini	Chief Administrative Officer
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Daniel Busch	Green Street Advisors	dbusch@greenstreetadvisors.com	(949) 640-8780
Nathan Isbee	Stifel Nicolaus	isbeen@stifel.com	(443) 224-1346
Richard Moore	RBC	rich.moore@rbccm.com	(440) 715-2646
Paul Morgan	MLV	pmorgan@mlvco.com	(415) 325-4187
Craig Schmidt	Bank of America/Merrill Lynch	craig.schmidt@baml.com	(646) 855-3640
Todd Thomas	KeyBanc	tthomas@key.com	(917) 368-2286

Dividend

•	Current policy as of February 26, 2015, quarterly dividend of $0.18 per share ($0.72 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.18 per share payable on April 30, 2015 to stockholders of record on April 15, 2015.

Common Share Trading Statistics

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
High	$18.65	$17.87	$17.46	$22.03
Low	$15.83	$16.17	$15.93	$16.39
Close	$18.52	$16.17	$17.11	$17.24
Volume	21,406,700	17,227,800	19,452,500	35,390,200

Q4 2014 Supplemental Package	3

Shares Outstanding

	Three Months Ended		Years Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Total common shares outstanding	57,743,981	49,648,436	57,743,981	49,648,436
Net number of common shares issuable assuming exercise of stock options (1)	573,373	742,453	573,273	742,453
Total common shares - diluted	58,317,354	50,390,889	58,317,254	50,390,889
Weighted average common shares outstanding - diluted (FFO)(2)	58,105,232	50,390,889	57,742,725	50,390,889
Weighted average common shares outstanding - basic (3)	57,531,859	49,358,281	57,203,196	49,344,927
Weighted average common shares outstanding - diluted (3)(4)	57,531,859	49,358,281	57,203,196	49,344,927
`

(1) Based upon the weighted average stock price for the three months and years ended December 31, 2014 and 2013.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and twelve months ended December 31, 2014 and 2013.
(4) Dilutive shares are excluded as the Company is in a net loss from continuing operations position and their effects are anti-dilutive.

Q4 2014 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)

Assets:
Investment in real estate:
Land	$371,363	$353,061
Buildings and equipment	1,820,072	1,595,070
Less accumulated depreciation	(189,838)	(142,432)
Net investment in real estate	2,001,597	1,805,699
Cash and cash equivalents	14,308	14,224
Restricted cash	48,055	46,836
Accounts receivable, net	35,492	30,444
Deferred expenses, net	52,611	46,055
Prepaid expenses and other assets, net	62,690	76,252
Assets of property held for sale	55,647	—
Total assets	$2,270,400	$2,019,510

Liabilities:
Mortgages, notes and loans payable	$1,584,499	$1,454,546
Accounts payable and accrued expenses, net	113,976	109,683
Liabilities of property held for sale	38,590	—
Total liabilities	1,737,065	1,564,229

Commitments and contingencies	—	—

Equity:
Preferred Stock (1)	—	—
Common stock (2)	578	497
Class B common stock (3)	—	—
Additional paid-in capital	679,275	565,798
Accumulated deficit	(162,881)	(111,125)
Accumulated other comprehensive loss	(482)	—
Total stockholders' equity	516,490	455,170
Non-controlling interest	16,845	111
Total equity	533,335	455,281
Total liabilities and equity	$2,270,400	$2,019,510

(1) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at December 31, 2014 and 2013.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 57,748,141 issued and 57,743,981 outstanding at December 31, 2014 and 49,652,596 issued and 49,648,436 outstanding at December 31, 2013.
(3) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 0 issued and outstanding at December 31, 2014 and 2013.

Q4 2014 Supplemental Package	5

Financial Overview
Consolidated Statements of Operations and Comprehensive Loss

	Three Months Ended		Years Ended
(In thousands, except per share amounts)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)
Revenues:
Minimum rents	$55,747	$45,800	$200,354	$165,097
Tenant recoveries	19,149	15,807	77,580	66,061
Overage rents	3,806	3,463	6,470	5,943
Other	3,013	2,280	7,723	6,441
Total revenues	81,715	67,350	292,127	243,542
Expenses:
Property operating costs	17,734	16,456	70,269	60,288
Real estate taxes	7,018	3,789	26,571	22,089
Property maintenance costs	3,161	3,085	11,331	11,446
Marketing	1,603	1,702	3,257	3,734
Provision for doubtful accounts	569	524	1,228	887
General and administrative	7,716	6,297	26,329	21,971
Provision for impairment	5,300	15,159	15,965	15,159
Depreciation and amortization	28,708	19,079	100,302	66,497
Other	2,805	2,171	5,437	4,223
Total expenses	74,614	68,262	260,689	206,294
Operating income (loss)	7,101	(912)	31,438	37,248

Interest income	12	55	323	548
Interest expense	(19,670)	(23,226)	(82,909)	(82,534)
Loss before income taxes and discontinued operations	(12,557)	(24,083)	(51,148)	(44,738)
Provision for income taxes	(154)	(609)	(537)	(844)
Loss from continuing operations	(12,711)	(24,692)	(51,685)	(45,582)
Discontinued operations:
Loss from discontinued operations	—	—	—	(23,158)
Gain on extinguishment of debt	—	—	—	13,995
Discontinued operations, net	—	—	—	(9,163)
Net loss	$(12,711)	$(24,692)	$(51,685)	$(54,745)
Net (income) loss attributable to noncontrolling interest	122	—	(71)	—
Net loss attributable to Rouse Properties Inc.	$(12,589)	$(24,692)	$(51,756)	$(54,745)

Loss from continuing operations per share attributable to Rouse Properties Inc - Basic and Diluted (1)	$(0.22)	$(0.50)	$(0.90)	$(0.92)

Net loss per share attributable to Rouse Properties Inc - Basic and Diluted(1)	$(0.22)	$(0.50)	$(0.90)	$(1.11)

Dividends declared per share	$0.17	$0.13	$0.68	$0.52

Comprehensive loss:
Net loss	$(12,711)	$(24,692)	$(51,685)	$(54,745)
Other comprehensive loss:
Net unrealized (loss) on financial instrument	(252)	—	(482)	—
Comprehensive loss	$(12,963)	$(24,692)	$(52,167)	$(54,745)
(1) Calculated using weighted average number of shares of 57,531,859 and 49,358,281 for the three months ended December 31, 2014 and 2013, respectively and 57,203,196 and 49,344,927 for the years ended December 31, 2014 and 2013, respectively.

Q4 2014 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Periods Ended

	December 31, 2014						December 31, 2013
(In thousands)	(Unaudited)						(Unaudited)
	Consolidated	Discontinued Operations	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$55,747	$—	$(1,129)	$54,618	$2,670	$57,288	$45,800	$—	$—	$45,800	$2,787	$48,587
Tenant recoveries	19,149	—	(312)	18,837	—	18,837	15,807	—	—	15,807	—	15,807
Overage rents	3,806	—	(26)	3,780	—	3,780	3,463	—	—	3,463	—	3,463
Other	3,013	—	(33)	2,980	—	2,980	2,280	—	—	2,280	—	2,280
Total revenues	81,715	—	(1,500)	80,215	2,670	82,885	67,350	—	—	67,350	2,787	70,137
Operating Expenses:
Property operating costs (3)	17,734	—	(214)	17,520	(39)	17,481	16,456	—	—	16,456	(31)	16,425
Real estate taxes	7,018	—	(178)	6,840	—	6,840	3,789	—	—	3,789	—	3,789
Property maintenance costs	3,161	—	(55)	3,106	—	3,106	3,085	—	—	3,085	—	3,085
Marketing	1,603	—	(22)	1,581	—	1,581	1,702	—	—	1,702	—	1,702
Provision for doubtful accounts	569	—	16	585	—	585	524	—	—	524	—	524
Total operating expenses	30,085	—	(453)	29,632	(39)	29,593	25,556	—	—	25,556	(31)	25,525

Net operating income	51,630	—	(1,047)	50,583	2,709	53,292	41,794	—	—	41,794	2,818	44,612

General and administrative (4)(5)	7,716	—	—	7,716	—	7,716	6,297	—	—	6,297	(16)	6,281
Other (6)	2,805	—	—	2,805	(2,805)	—	2,171	—	—	2,171	(2,171)	—
Subtotal	41,109	—	(1,047)	40,062	5,514	45,576	33,326	—	—	33,326	5,005	38,331

Interest income	12	—	—	12	—	12	55	—	—	55	—	55
Interest expense
Amortization and write-off of market rate adjustments	138	—	—	138	(138)	—	(1,706)	—	—	(1,706)	1,706	—
Amortization and write-off of deferred financing costs	(789)	—	—	(789)	789	—	(5,834)	—	—	(5,834)	5,834	—
Debt extinguishment costs	—	—	—	—	—	—	(390)	—	—	(390)	390	—
Interest on debt	(19,019)	—	416	(18,603)	—	(18,603)	(15,296)	—	—	(15,296)	—	(15,296)
Provision for income taxes	(154)	—	—	(154)	154	—	(609)	—	—	(609)	609	—
Funds from operations	$21,297	$—	$(631)	$20,666	$6,319	$26,985	$9,546	$—	$—	$9,546	$13,544	$23,090
Funds from operations per share - basic and diluted (7)						$0.47						$0.47
Funds from operations per share - diluted (8)						$0.46						$0.46

(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(574) and $(981), above / below market lease amortization of $3,237 and $3,518 and tenant inducement amortization of $7 and $250 for the three months ended December 31, 2014 and 2013, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 and $31 for the three months ended December 31, 2014 and 2013, respectively..
(4) General and administrative costs include $962 and $770 of non-cash stock compensation expense for the three months ended December 31, 2014 and 2013, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $0 and $16 for the three months ended December 31, 2014 and 2013, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(7) Calculated using weighted average number of shares of 57,531,859 and 49,358,281 for the three months ended December 31, 2014 and 2013, respectively.
(8) Assumes 58,105,232 and 50,390,889 of diluted common shares for the three months ended December 31, 2014 and 2013, respectively.

Q4 2014 Supplemental Package	7

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Years Ended

	December 31, 2014							December 31, 2013
(In thousands)	(Unaudited)							(Unaudited)
	Consolidated	Discontinued Operations		Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$200,354	$—		$(1,498)	$198,856	$11,336	$210,192	$165,097	$3,117	$—	$168,214	$13,331	$181,545
Tenant recoveries	77,580	—		(433)	77,147	—	77,147	66,061	1,475	—	67,536	—	67,536
Overage rents	6,470	—		(28)	6,442	—	6,442	5,943	72	—	6,015	—	6,015
Other	7,723	—		(35)	7,688	—	7,688	6,441	148	—	6,589	—	6,589
Total revenues	292,127	—		(1,994)	290,133	11,336	301,469	243,542	4,812	—	248,354	13,331	261,685
Operating Expenses:
Property operating costs (3)	70,269	—		(274)	69,995	(145)	69,850	60,288	1,676	—	61,964	(125)	61,839
Real estate taxes	26,571	—		(236)	26,335	—	26,335	22,089	301	—	22,390	—	22,390
Property maintenance costs	11,331	—		(60)	11,271	—	11,271	11,446	292	—	11,738	—	11,738
Marketing	3,257	—		(23)	3,234	—	3,234	3,734	49	—	3,783	—	3,783
Provision for doubtful accounts	1,228	—		16	1,244	—	1,244	887	1	—	888	—	888
Total operating expenses	112,656	—		(577)	112,079	(145)	111,934	98,444	2,319	—	100,763	(125)	100,638

Net operating income	179,471	—		(1,417)	178,054	11,481	189,535	145,098	2,493	—	147,591	13,456	161,047

General and administrative (4)(5)	26,329	—	—	—	26,329	(56)	26,273	21,971	—	—	21,971	(83)	21,888
Other (6)	5,437	—		—	5,437	(5,437)	—	4,223	—	—	4,223	(4,223)	—
Subtotal	147,705	—		(1,417)	146,288	16,974	163,262	118,904	2,493	—	121,397	17,762	139,159

Interest income	323	—			323	—	323	548	—	—	548	—	548
Interest expense
Amortization and write-off of market rate adjustments	(8,878)	—		—	(8,878)	8,878	—	(7,624)	(1,131)	—	(8,755)	8,755	—
Amortization and write-off of deferred financing costs	(4,209)	—		—	(4,209)	4,209	—	(12,441)	(103)	—	(12,544)	12,544	—
Debt extinguishment costs	(259)	—		—	(259)	259	—	(2,276)	—	—	(2,276)	2,276	—
Interest on debt	(69,563)	—		494	(69,069)	—	(69,069)	(60,193)	(1,993)	—	(62,186)	—	(62,186)
Provision for income taxes	(537)	—		—	(537)	537	—	(844)	—	—	(844)	844	—
Funds from operations	$64,582	$—		$(923)	$63,659	$30,857	$94,516	$36,074	$(734)	$—	$35,340	$42,181	$77,521
Funds from operations per share - basic and diluted (7)							$1.65						$1.57
Funds from operations per share - diluted (8)							$1.64						$1.54

(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(1,757) and $(3,517), above / below market lease amortization of $13,066 and $15,848 and tenant inducement amortization of $28 and $1,000 for the years ended December 31, 2014 and 2013, respectively.
(3) Core adjustments include above / below market ground lease amortization of $145 and $125 for each of the years ended December 31, 2014 and 2013, respectively.
(4) General and administrative costs include $3,699 and $3,018 of non-cash stock compensation expense for the years ended December 31, 2014 and 2013, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $56 and $83 for the years ended December 31, 2014 and 2013, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(7) Calculated using weighted average number of shares of 57,203,196 and 49,344,927 for the years ended December 31, 2014 and 2013, respectively.
(8) Assumes 57,742,725 and 50,390,889 of diluted common shares for the years ended December 31, 2014 and 2013, respectively.

Q4 2014 Supplemental Package	8

Financial Schedules

Core NOI Summary

	Three Months Ended		Years Ended
(In thousands)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)

Consolidated net operating income	$51,630	$41,794	$179,471	$145,098
Add / (less) :
Discontinued operations	—	—	—	2,493
Non-controlling interests	(1,047)	—	(1,417)	—
Core NOI adjustments	2,709	2,818	11,481	13,456
Rouse core net operating income	$53,292	$44,612	$189,535	$161,047
Add / (less):
Non same property assets (1)	(15,853)	(9,518)	(56,792)	(32,501)
Lease termination income and other	(847)	(111)	(2,203)	(414)
Same Property core net operating income	$36,592	$34,983	$130,540	$128,132
Adjust for legacy litigation expenses and (recoveries)	(16)	—	836	(528)
Same Property core net operating income, as adjusted	$36,576	$34,983	$131,376	$127,604
Same Property change %, as adjusted	4.55%		2.96%

(1) The Same Property portfolio for 2014 excludes acquisitions completed after January 1, 2014, the disposition of Boulevard Mall, properties that were undergoing redevelopment with significant disruption (Knollwood Mall and Gateway Mall) and the properties which have been designated as special consideration assets (Steeplegate Mall, Vista Ridge Mall and Collin Creek Mall). An asset is designated as special consideration when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.

Q4 2014 Supplemental Package	9

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Years Ended
(In thousands)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)

Reconciliation of NOI to GAAP Operating Income (Loss)
Rouse NOI	$50,583	$41,794	$178,054	$147,591
Discontinued operations	—	—	—	(2,493)
Non-controlling interests	1,047	—	1,417	—
General and administrative	(7,716)	(6,297)	(26,329)	(21,971)
Other	(2,805)	(2,171)	(5,437)	(4,223)
Depreciation and amortization	(28,708)	(19,079)	(100,302)	(66,497)
Provision for impairment	(5,300)	(15,159)	(15,965)	(15,159)
Operating income (loss)	$7,101	$(912)	$31,438	$37,248

Reconciliation of FFO to GAAP Net loss attributable to Rouse Properties Inc.
FFO	$20,666	$9,546	$63,659	$35,340
Discontinued operations	—	—	—	(22,424)
Non-controlling interests - Depreciation and amortization/Other	753	—	852	—
Depreciation and amortization	(28,708)	(19,079)	(100,302)	(66,497)
Provision for impairment	(5,300)	(15,159)	(15,965)	(15,159)
Gain on extinguishment of debt	—	—	—	13,995
Net loss attributable to Rouse Properties Inc.	$(12,589)	$(24,692)	$(51,756)	$(54,745)

Weighted average number of shares outstanding	57,531,859	49,358,281	57,203,196	49,344,927
Net loss per share attributable to Rouse Properties Inc.	$(0.22)	$(0.50)	$(0.90)	$(1.11)

Q4 2014 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable (1)

(In thousands)	Ownership	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	%	Month	Year	Rate			2015	2016	2017	2018	2019	After	Mortgage Details
Steeplegate Mall (2)	100%	Aug	2014	4.94	$45,858	$45,858	$—	$—	$—	$—	$—	$—	Non-recourse / fixed
Bel Air Mall	100%	Dec	2015	5.30	111,276	109,045	2,231	—	—	—	—	—	Non-recourse / fixed
Greenville Mall	100%	Dec	2015	5.29	40,602	39,857	744	—	—	—	—	—	Non-recourse / fixed
Vista Ridge Mall (3)	100%	Apr	2016	6.87	68,537	64,660	2,926	951	—	—	—	—	Non-recourse / fixed
Washington Park Mall (3)	100%	Apr	2016	5.35	10,505	9,988	387	130	—	—	—	—	Non-recourse / fixed
The Centre at Salisbury (4)	100%	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse / fixed (3)
The Mall at Turtle Creek	100%	Jun	2016	6.54	77,648	76,079	1,033	536	—	—	—	—	Non-recourse / fixed
Collin Creek Mall (3)	100%	Jul	2016	6.78	58,128	54,423	2,226	1,478	—	—	—	—	Non-recourse / fixed
Grand Traverse Mall (3)	100%	Feb	2017	5.02	59,479	57,266	999	1,043	171	—	—	—	Non-recourse / fixed
NewPark Mall (5)	100%	May	2017	3.42	65,304	63,050	860	915	479	—	—	—	Non-recourse / floating
West Valley Mall (6)	100%	Sep	2018	3.24	59,000	56,790	—	188	1,147	874	—	—	Non-recourse / fixed
Pierre Bossier Mall	100%	May	2022	4.94	46,654	39,891	784	818	866	911	957	2,426	Non-recourse / fixed
Pierre Bossier Anchor	100%	May	2022	4.85	3,637	2,894	86	90	95	100	105	266	Non-recourse / fixed
Southland Center (MI)	100%	Jul	2022	5.09	76,037	65,085	1,230	1,284	1,363	1,435	1,511	4,129	Non-recourse / fixed
Chesterfield Towne Center	100%	Oct	2022	4.75	107,967	92,380	1,587	1,789	1,892	1,985	2,082	6,252	Non-recourse / fixed
Animas Valley Mall	100%	Nov	2022	4.41	50,053	41,844	897	931	980	1,025	1,072	3,304	Non-recourse / fixed
Lakeland Square	100%	Mar	2023	4.17	68,053	55,951	1,239	1,285	1,348	1,406	1,467	5,358	Non-recourse / fixed
Valley Hills Mall	100%	July	2023	4.47	66,492	54,921	1,130	1,174	1,237	1,294	1,354	5,383	Non-recourse / fixed
Chula Vista Center (7)	100%	July	2024	4.18	70,000	60,814	—	—	467	1,175	1,225	6,319	Non-recourse / fixed
The Mall at Barnes Crossing	100%	Sep	2024	4.29	67,000	58,361	—	—	268	1,093	1,142	6,136	Non-recourse / fixed
Bayshore Mall	100%	Oct	2024	3.96	46,500	40,185	—	—	130	804	837	4,544	Non-recourse / fixed

Total Property Level debt				4.99	$1,313,730	$1,204,342	$18,359	$12,612	$10,443	$12,102	$11,752	$44,117

2013 Term Loan (8) (9)		Nov	2018	2.92	260,000	260,000	—	—	—	—	—	—	Recourse / floating
2013 Revolver (8) (9) (10)		Nov	2017	2.92	10,000	10,000	—	—	—	—	—	—	Recourse / floating

Total Corporate Level debt					270,000	270,000	—	—	—	—	—	—
Total Debt Outstanding (11)				4.64%	$1,583,730	$1,474,342	$18,359	$12,612	$10,443	$12,102	$11,752	$44,117

Market rate adjustment					769
Total Debt Outstanding					$1,584,499
Less: Non controlling interest share of debt
The Mall at Barnes Crossing		Sep	2024	4.29	(32,830)
Company's Share of Consolidated Debt				4.66	$1,551,669

(1) As of December 31, 2014, the loan of $33.5 million on Knollwood Mall is shown as a component of "Liabilities of property held for sale" on the Consolidated Balance Sheet. The loan was defeased upon the sale of the property in January 2015.
(2)The loan matured on August 1, 2014 and was not repaid. As such the loan is in default. The loan is expected to be satisfied by deed in lieu of foreclosure during the year ending 2015.
(3) Prepayable without a penalty.

Q4 2014 Supplemental Package	11

Financial Schedules

Mortgages, Notes, and Loans Payable

(4) In conjunction with the acquisition of The Centre at Salisbury the Company guaranteed a maximum amount of $3.5 million until certain financial covenants are met for two consecutive years.
(5) During July 2014, the Company reduced the spread from LIBOR (30 day) plus 405 basis points to LIBOR (30 day) plus 325 points.
(6) As of December 31, 2013, the loan related to West Valley Mall was at LIBOR plus 175 basis points. During the year ended December 31, 2014, the Company entered into a swap transaction which fixed the interest rate on the loan for this property to 3.24%.
(7)On July 1, 2014, the Company removed Chula Vista Center from the 2013 Senior Facility collateral pool and placed a new non-recourse mortgage loan on the property. The Sikes Senter mortgage loan was paid off on July 1, 2014 with proceeds from the Chula Vista Center refinancing and upon repayment Sikes Senter was added to the 2013 Senior Facility collateral pool with no change to the outstanding loan amount under the 2013 Senior Facility.
(8) LIBOR (30 day) plus 275 basis points.
(9) The following properties were allocated to our 2013 Senior Facility collateral pool as of December 31, 2014:

Birchwood Mall	Gateway Mall	Mall St. Vincent	Silver Lake Mall	Three Rivers Mall
Cache Valley Mall	Lansing Mall	North Plains Mall	Spring Hill Mall	Westwood Mall
Colony Square Mall	The Mall at Sierra Vista	Sikes Senter	Southland Mall	White Mountain Mall

(10) As of December 31, 2014, the Company had $10.0 million outstanding on the 2013 Revolver.
(11) Approximately 79% or $1.25 billion of the Rouse debt had a fixed interest rate and 21% or $335.00 million of the Rouse debt had a variable interest rate.

(In thousands)	2015(1)	2016	2017	2018	2019	After	Total
Balloon payment (1)	$194,760	$320,150	$130,316	$316,790	$—	$512,326	$1,474,342
Amortization	18,359	12,612	10,443	12,102	11,752	44,120	109,388
Debt maturity and amortization	$213,119	$332,762	$140,759	$328,892	$11,752	$556,446	$1,583,730
Weighted average interest rate of expiring debt	6.82%	6.34%	4.08%	2.98%	—%	4.51%	4.64%
(1) Includes $45.9 million related to the Steeplegate Mall mortgage loan which is expected to be satisfied by deed in lieu of foreclosure during the year ending 2015.

(In thousands)	Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of January 1, 2014	$1,156,129	$260,000	$48,000	$1,464.129
Bayshore Mall payoff	(27,639)	—	—	(27,639)
Bel Air Mall Acquisition (Assumed debt)	112,504	—	—	112,504
The Mall at Barnes Crossing Acquisition (New Financing) at 51%	67,000	—	—	67,000
Sikes Senter payoff	(54,618)	—	—	(54,618)
Chula Vista Center (New Financing)	70,000	—	—	70,000
Bayshore Refinancing	46,500	—	—	46,500
Drawdowns on 2013 Revolver	—	—	55,000	55,000
Repayments on 2013 Revolver	—	—	(93,000)	(93,000)
2014 Mortgage loan amortization	(20,691)	—	—	(20,691)
Knollwood Mall - Asset of property held for sale	(35,455)	—	—	(35,455)
Ending balance as of December 31, 2014	$1,313,730	$260,000	$10,000	$1,583,730

Weighted Average Balance	$1,220,820	$260,000	$6,066	$1,486,886

Q4 2014 Supplemental Package	12

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)

Above-market tenant leases, net	$50,996	$68,683
Prepaid expenses	4,755	4,776
Below-market ground leases, net	3,145	1,781
Deposits	1,447	682
Other	2,347	330
Total prepaid expenses and other assets, net	$62,690	$76,252

Accounts Payable and Accrued Expenses, Net

(In thousands)	December 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)

Below-market tenant leases, net	$43,292	$40,247
Construction payable	16,272	21,821
Accounts payable and accrued expenses	9,901	10,310
Accrued payroll and other employee liabilities	9,352	7,942
Deferred income	5,471	6,539
Accrued dividend	9,885	6,454
Accrued real estate taxes	9,028	5,640
Asset retirement obligation liability	4,545	4,745
Accrued interest	4,380	4,213
Tenant and other deposits	1,336	1,249
Other	514	523
Total accounts payable and accrued expenses, net	$113,976	$109,683

Q4 2014 Supplemental Package	13

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ In thousands)

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Substantial Completion Date
Three Rivers Mall	Convert anchors and unproductive space to Regal Cinemas, Sportsman's Warehouse and fitness club.	116,000	$18,400	$15,390	9.2%	Q4 2013	Q4 2014
Kelso, WA
Knollwood Mall	De-mall and construct new exterior facing junior boxes including Nordstrom Rack, small shops, and a new outparcel building.	118,000	$32,200	$21,150	9 - 10%	Q4 2013	Q1 2015
St. Louis Park, MN
NewPark Mall	140,000 SF of new entertainment, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$52,500 (1)	$13,428	9.5 - 10.5%	Q3 2014	Q4 2015
Newark, CA
Gateway Mall	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels.	288,000	$43,300	$6,841	8 - 9%	Q3 2014	Q4 2015
Springfield, OR

(1) After deducting the estimated benefit of the NPV of municipal incentives.

Operating Property Capital Expenditures:

Year Ended
(In thousands)	December 31, 2014
Ordinary capital expenditures (1)	$8,007
Cosmetic capital expenditures	6,678
Tenant improvements and allowances (2)	26,304
Total	$40,989

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q4 2014 Supplemental Package	14

Portfolio Operating Metrics

Key Operating Performance Indicators
As of December 31, 2014

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	36	11,972	6,372	7,184	25,528

Operating Metrics (1)
	Tenant Sales (2)	Occupancy Costs (3)
Total Rouse Properties Portfolio	$316	12.1%

Total Operating Portfolio	$322	11.9%

	Total Portfolio
	In-Place Rent < 10k SF (4)
	December 31, 2014	December 31, 2013
Freestanding	$20.81	$19.00
Mall	39.76	39.08
Total Portfolio	$37.69	$37.02

	Same Property Portfolio
	In-Place Rent < 10k SF (4)
	December 31, 2014	December 31, 2013
Freestanding	$19.71	$18.60
Mall	39.33	38.12
Total Same Property Portfolio	$37.15	$35.99

(1) See Property Schedule on page 16 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of December 31, 2014 and 2013. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q4 2014 Supplemental Package	15

Portfolio Operating Metrics

Summary of Properties (1)
As of December 31, 2014

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	280,672	188,817	—	469,489	91.1%	90.3%
Barnes Crossing, The Mall at	Tupelo, MS	Belk Home, jcpenney, Sears, Belk, Dick's Sporting Goods	384,688	250,965	100,954	736,607	93.8	93.8
Bayshore Mall	Eureka, CA	Sears, Kohl's, Walmart	349,256	161,209	59,235	569,700	89.7	83.6
Bel Air Mall	Mobile, AL	Belk, jcpenney, Sears, Dillard's, Target	444,636	558,023	333,990	1,336,649	93.0	92.5
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	304,805	161,216	264,918	730,939	94.4	94.2
Cache Valley Mall	Logan, UT	jcpenney, Herbergers	277,554	109,476	—	387,030	95.6	89.3
Chesterfield Towne Center	Richmond, VA	Macy's, jcpenney, Sears, Garden Ridge	484,877	543,572	—	1,028,449	94.6	91.6
Chula Vista Center	Chula Vista, CA	Macy's, jcpenney, Sears, Burlington Coat, AMC	320,844	163,232	377,600	861,676	93.9	93.9
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney, Dunham's Sports, Cinemark	352,136	78,440	58,997	489,573	80.4	80.4
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	307,851	—	283,349	591,200	90.7	89.9
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Belk, Dunham's Sports	227,749	178,510	46,051	452,310	94.6	92.9
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat, Cinemark	351,432	276,358	257,353	885,143	93.9	93.9
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's, Regal Cinema	489,441	210,900	103,000	803,341	91.0	90.0
Mall St. Vincent	Shreveport, LA	Dillard's, Sears	195,603	—	348,000	543,603	80.9	80.1
NewPark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat, AMC	484,443	207,372	335,870	1,027,685	94.0	85.7
North Plains Mall	Clovis, NM	Dillard's, jcpenney, Sears, Beall's	131,234	170,496	—	301,730	96.1	96.1
Pierre Bossier Mall	Bossier City, LA	jcpenney, Sears, Dillard's, Virginia College	265,680	59,156	288,328	613,164	90.4	90.4
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's, Dick's, Regal Cinema	359,265	357,416	140,000	856,681	98.4	98.4
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears, Cinemark	174,064	—	196,492	370,556	97.3	96.3
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	291,945	374,690	—	666,635	95.3	96.9
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears, Sports Authority	147,586	172,253	—	319,839	87.3	87.3
Southland Center	Taylor, MI	jcpenney, Macy's, Cinemark	374,180	215,787	292,377	882,344	95.1	92.4
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	560,197	445,896	292,000	1,298,093	95.9	83.1
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's, Regal Cinema	484,045	134,148	547,432	1,165,625	80.7	78.4
Three Rivers Mall	Kelso, WA	jcpenney, Macy's, Sportsman's Warehouse	317,558	98,566	—	416,124	83.2	80.1
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	363,248	—	364,199	727,447	88.9	89.3
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	325,835	—	611,516	937,351	89.0	88.3
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,894	122,894	71,402	356,190	95.4	95.1
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target, Cinemark	537,402	236,454	111,836	885,692	95.1	95.5
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	145,187	70,500	301,188	516,875	88.8	88.7
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	244,616	94,482	—	339,098	94.0	91.5
Total Operating Portfolio			10,139,923	5,640,828	5,786,087	21,566,838	91.8%	89.7%
Collin Creek Mall	Plano, TX	Sears, jcpenney, Macy's	328,028	176,259	613,824	1,118,111	82.9	82.9
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Walmart, Cinema 6	495,038	218,055	113,613	826,706	83.0	57.4
Knollwood Mall	St. Louis Park, MN	Kohl's, TJ Maxx, Cub Foods	393,355	80,684	—	474,039	88.3	71.8
Steeplegate Mall	Concord, NH	Bon Ton, jcpenney, Sears	223,773	256,347	—	480,120	66.3	66.3
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears, Cinemark	392,102	—	670,210	1,062,312	94.4	94.4
Redevelopment and special consideration assets			1,832,296	731,345	1,397,647	3,961,288	84.5%	74.1%
Total Rouse Portfolio			11,972,219	6,372,173	7,183,734	25,528,126	90.7%	87.3%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 51% controlling interest.

Q4 2014 Supplemental Package	16

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of December 31, 2014

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	495	1,133,147	$12.79
Permanent Leasing
2014 and prior	25	81,654	40.23	1.16%
2015	301	731,996	35.16	9.09%
2016	406	1,369,907	31.00	15.00%
2017	365	1,237,087	33.23	14.52%
2018	228	1,095,310	32.32	12.50%
2019	138	779,778	28.82	7.94%
2020	93	557,982	23.59	4.63%
2021	91	671,508	24.07	5.71%
2022	97	454,323	32.46	5.21%
2023	82	382,686	32.48	4.39%
2024	105	717,957	23.91	6.06%
2025	68	798,277	23.17	6.53%
2026 and thereafter	39	838,600	24.48	7.26%
Total Permanent Leasing	2,038	9,717,065	$29.22	100.00%
Total Leasing	2,533	10,850,212

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rates are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q4 2014 Supplemental Package	17

Portfolio Operating Metrics

Top Ten Tenants
As of December 31, 2014

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.2%	281	68	68
Signet Jewelers, Ltd	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	3.6	99	75	75
Foot Locker, Inc.	Champs Sports, Footaction USA,Foot Locker, Kids Foot Locker, Lady Foot Locker	3.2	232	56	56
jcpenney Company, Inc.	jcpenney	2.5	2,817	30	19(2)
Cinemark USA, Inc.	Cinemark, Movies	2.3	356	8	8
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	132	23	23
Sears Holdings Corporation	Sears	1.9	3,326	25	14
Macy's Inc.	Macy's	1.8	2,187	16	5
Ascena Retail Group, Inc.	Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.6	234	45	45
Luxottica Retail North America Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.6	87	40	40
Totals		24.6%	9,751	386	353

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q4 2014 Supplemental Package	18

Portfolio Operating Metrics

Leasing Activity
As of December 31, 2014

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF	Average Freestanding Rent PSF
Under 10,000 sq. ft.	25	50,547	7.6	$45.53	$39.88	$49.22	$44.82
Over 10,000 sq. ft.	3	59,991	6.7	10.25	—	10.44	—
Total New Leases	28	110,538	7.1	24.80	39.88	26.43	44.82

Renewal Leases
Under 10,000 sq. ft.	90	241,672	3.1	$31.95	$26.06	$32.66	$26.56
Over 10,000 sq. ft.	5	118,836	3.7	11.40	—	11.42	—
Total Renewal Leases	95	360,508	3.3	24.78	26.06	25.25	26.56

Sub-Total	123	471,046	4.2	24.79	30.19	25.52	32.02

Percent in Lieu	20	59,116	n.a.	n.a	n.a	n.a	n.a

Total Q4 2014	143	530,162	4.2	$24.79	$30.19	$25.52	$32.02
Total Q3 2014	115	587,882
Total Q2 2014	128	565,373
Total Q1 2014	109	529,122
Total 2014	495	2,212,539

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q4 2014	84	311,653	4.1	$27.22	$28.08	$24.37	$2.85	11.7%	$3.71	15.2%

Total YTD 2014	294	1,142,306	4.2	$25.87	$26.72	$23.56	$2.30	9.8%	$3.15	13.4%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q4 2014 Supplemental Package	19

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations exclude anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q4 2014 Supplemental Package	20